Exhibit 99.1

   Cash America Announces a 58% Increase in Year-Over-Year Second Quarter Net
      Income, Raises Full Year Earnings Expectations and Declares Dividend


     FORT WORTH, Texas--(BUSINESS WIRE)--July 27, 2006--Cash America International, Inc. (NYSE:CSH) announced today that net income for the second quarter ended June 30, 2006 increased 58% to $10,913,000 (36 cents per share) compared to $6,900,000 (23 cents per share) for the same period in 2005. Included in the 2006 second quarter earnings is a $2.17 million pre-tax gain attributable to the early termination of a store lease, representing an approximate $1.4 million after tax gain (5 cents per share). Excluding this gain, earnings per share from continuing operations increased 35% to 31 cents for the second quarter 2006 compared to 23 cents for the same period in 2005. Earnings per share from continuing operations exceeded the Company's initially published expectations in April of 2006 and were at the top of the range of an updated release of management's anticipated financial results for the second quarter reported on July 10, 2006.
     The Company experienced a significant increase in total revenue in the second quarter leading to the higher level of earnings than initially expected. The increase in total revenue came from a 12% increase in the combined revenue from fees and service charges on pawn loans plus fees from cash advances which collectively rose to $74.0 million during the 2006 second quarter, up from $66.0 million during the same period last year. In addition, retail sales activity during the period was robust as merchandise sold during the second quarter of 2006 reached $72.9 million, up from $65.3 million in the same period in 2005, an increase of 12%. Total revenue for the second quarter of 2006 was $149.6 million compared to $133.6 million in the prior year period, an increase of $16.0 million or 12% year over year.
     Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, "Underlying the second quarter 2006 growth in revenue were strong increases in total cash advances written and pawn loans written as customer demand continues to rise. Also contributing to the successful quarter were higher gross profit margins on the disposition of merchandise which we experienced in our retail store locations as well as through open market liquidations of refined gold." The improvement on the gross profit margin on merchandise sold led to a 13% increase in net revenue for the second quarter of 2006 compared to the same period in 2005. Same store net revenue for locations open for more than one year rose 7.4% during the period.
     For the first six months of fiscal year 2006, Cash America produced an increase in net income of 40% to $26,301,000 (86 cents per share) compared to $18,802,000 (62 cents per share) in the same period for the prior year. Excluding the after-tax gain of $1.4 million attributable to the early termination of a store lease, net income for the six-month period in 2006 was up 32% to $24,892,000 (82 cents per share) compared to the first half of fiscal 2005. This increase was achieved on a 12% increase in total revenue, which reached $312.2 million in the six months ended June 30, 2006 compared to $278.6 million for the same period in the prior year.
     Cash America will host a conference call to discuss the second quarter results on Thursday, July 27th at 3:45 p.m. CDT. A live web cast of the call will be available on the Investor Relations section of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company's web site for 90 days following the conference call.
     Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.025 (2.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on August 9, 2006 and will be paid at the close of business on August 23, 2006.

     Outlook for the Third Quarter of 2006 and Related Fiscal Year

     Management believes that continued growth in earnings will be largely a function of sustained increases in demand for its loan products, which generally lead to higher asset balances and revenue. Other elements expected to affect the growth in revenue include the development of the 182 additional lending locations opened or acquired during the last 24 months and the regulatory governance of consumer loan products. As it enters the third quarter of 2006, management anticipates that demand for the Company's products will remain strong. Based on the preceding factors, management expects that the third quarter net income will be between 38 cents and 41 cents per share in 2006, compared to 32 cents per share in 2005. This estimate excludes any potential future benefit from the pending completion of its recently announced acquisition transaction with CashNetUSA, which is more fully described below.
     Expectations for the remainder of fiscal 2006 will be impacted by earning asset levels in later periods based on customer demand for credit products. At this time, management expects that full year 2006 earnings per share from net income will range between $1.85 and $1.93 compared to $1.48 per share in fiscal 2005. The 2006 full year estimates do not include the $1.4 million after tax gain (5 cents per share) related to the early termination of a store lease reported in the second quarter. On July 10, 2006, the Company announced that it executed an agreement for the future purchase of the assets of CashNetUSA (www.cashnetusa.com), an innovative provider of online cash advance loans. Management reported that the transaction was expected to close within 60 days from the date of the announcement. Assuming that the acquisition is completed during the time frame expected, management expects incremental earnings of between 4 and 5 cents per share in fiscal 2006. These earnings are not included in the expected earnings noted above.

     Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 896 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 467 locations in 21 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its locations including 291 locations that offer this service under the brand names Cash America Payday Advance and Cashland. In addition, check cashing services are provided through its 138 franchised and Company-owned "Mr. Payroll" check cashing centers. For additional information, visit the Company's website located at www.cashamerica.com.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

     This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, the ability to successfully integrate newly acquired businesses into the Company's operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes," "estimates," "plans," "expects," "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (in thousands, except per share data)

                               Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Consolidated Operations:
 Total revenue                 $149,607  $133,569  $312,225  $278,558
 Net revenue                   $106,721   $94,630  $216,597  $191,664
 Total expenses                 $89,638   $81,074  $173,215  $156,856

 Income from operations         $17,083   $13,556   $43,382   $34,808

 Net Income                     $10,913    $6,900   $26,301   $18,802

 Earnings per share:
   Basic                          $0.37     $0.24     $0.89     $0.64
   Diluted                        $0.36     $0.23     $0.86     $0.62

 Weighted average shares:
   Basic                         29,673    29,219    29,562    29,275
   Diluted                       30,569    30,079    30,484    30,256



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                           June 30,       December 31,
                                      -------------------
                                        2006      2005       2005
                                      --------- --------- ------------
                                          (Unaudited)
Assets

 Current assets:
   Cash and cash equivalents           $17,733   $11,771      $18,852
   Pawn loans                          124,514   116,046      115,280
   Cash advances, net                   39,005    42,742       40,704
   Merchandise held for disposition,
    net                                 68,787    61,846       72,683
   Finance and service charges
    receivable                          21,273    19,666       22,048
   Other receivables and prepaid
    expenses                            14,507    12,480       13,406
   Income taxes recoverable                 --     1,064           --
   Deferred tax assets                  12,103    11,293       11,274
                                      --------- --------- ------------

     Total current assets              297,922   276,908      294,247

 Property and equipment, net           103,943    91,224       94,856
 Goodwill                              175,574   167,190      174,987
 Intangible assets, net                 21,984    23,078       23,391
 Other assets                           12,235    10,464       11,167
                                      --------- --------- ------------

     Total assets                     $611,658  $568,864     $598,648
                                      ========= ========= ============

Liabilities and Stockholders' Equity

 Current liabilities:
   Accounts payable and accrued
    expenses                           $38,303   $31,004      $37,217
   Customer deposits                     7,080     6,388        6,239
   Income taxes currently payable        1,989        --        1,449
   Current portion of long-term debt    16,786    16,786       16,786
                                      --------- --------- ------------

     Total current liabilities          64,158    54,178       61,691

 Deferred tax liabilities               11,314    12,654       11,344
 Other liabilities                       1,585     1,437        1,689
 Long-term debt                        128,515   152,421      149,208
                                      --------- --------- ------------

   Total liabilities                   205,572   220,690      223,932
                                      --------- --------- ------------

 Stockholders' equity:
   Common stock, $.10 par value per
    share, 80,000,000 shares
    authorized, 30,235,164 shares
    issued                               3,024     3,024        3,024
   Additional paid-in capital          159,260   155,357      156,557
   Retained earnings                   254,802   205,219      229,975
   Accumulated other comprehensive
    income (loss)                           66        --           (5)
   Notes receivable secured by common
    stock                                 (382)   (2,488)      (2,488)
   Treasury shares, at cost (679,143
    shares, 1,108,189 shares and
    999,347 shares at June 30, 2006
    and 2005, and December 31, 2005,
    respectively)                      (10,684)  (12,938)     (12,347)
                                      --------- --------- ------------

      Total stockholders' equity       406,086   348,174      374,716
                                      --------- --------- ------------

      Total liabilities and
       stockholders' equity           $611,658  $568,864     $598,648
                                      ========= ========= ============



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                  Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                      2006     2005     2006     2005
                                  --------- -------- -------- --------
                                               (Unaudited)

Revenue
 Finance and service charges       $34,588  $32,577  $69,643  $66,496
 Proceeds from disposition of
  merchandise                       72,917   65,333  160,391  144,074
 Cash advance fees                  39,395   33,376   74,834   61,686
 Check cashing royalties and fees    2,707    2,283    7,357    6,302
                                  --------- -------- -------- --------

Total Revenue                      149,607  133,569  312,225  278,558

Cost of Revenue
 Disposed merchandise               42,886   38,939   95,628   86,894
                                  --------- -------- -------- --------

Net Revenue                        106,721   94,630  216,597  191,664
                                  --------- -------- -------- --------

Expenses
 Operations                         59,642   54,027  118,915  107,700
 Cash advance loss provision        10,798   10,769   15,235   16,403
 Administration                     12,695   10,604   26,209   21,513
 Depreciation and amortization       6,503    5,674   12,856   11,240
                                  --------- -------- -------- --------

Total Expenses                      89,638   81,074  173,215  156,856
                                  --------- -------- -------- --------

Income from Operations              17,083   13,556   43,382   34,808

 Interest expense                   (2,412)  (2,490)  (4,848)  (4,827)
 Interest income                       389      407      767      825
 Foreign currency transaction
  gain (loss)                          113     (431)     178     (915)
 Gain from termination of
  contract                           2,167       --    2,167       --
                                  --------- -------- -------- --------

Income from Operations before
 Income Taxes                       17,340   11,042   41,646   29,891
 Provision for income taxes          6,427    4,142   15,345   11,089
                                  --------- -------- -------- --------

Net Income                         $10,913   $6,900  $26,301  $18,802
                                  ========= ======== ======== ========

Earnings Per Share:

 Basic                               $0.37    $0.24    $0.89    $0.64
 Diluted                             $0.36    $0.23    $0.86    $0.62

Weighted average common shares
 outstanding:

 Basic                              29,673   29,219   29,562   29,275
 Diluted                            30,569   30,079   30,484   30,256

Dividends declared per common
 share                              $0.025   $0.025   $0.050   $0.050



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                          FINANCIAL AND OPERATING DATA
                     ($ in thousands unless noted otherwise)

                               Three Months Ended  Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                   2006      2005      2006      2005
                               --------- --------- --------- ---------

PAWN LENDING OPERATIONS:
 Pawn loans
  Annualized yield on pawn
   loans                         121.5 %   122.6 %   125.5 %   127.6 %
  Total amount of pawn loans
   written and renewed         $123,974  $114,348  $227,901  $212,178
  Average pawn loan balance
   outstanding                 $114,186  $106,547  $111,875  $105,118
  Average pawn loan balance
   per average location in
   operation                       $249      $240      $245      $238
  Ending pawn loan balance per
   location in operation           $272      $261      $272      $261
  Average pawn loan amount at
   end of period (not in
   thousands)                       $96       $88       $96       $88
  Profit margin on disposition
   of merchandise as a
   percentage of proceeds from
   disposition of merchandise     41.2 %    40.4 %    40.4 %    39.7 %
  Average annualized
   merchandise turnover             2.6x      2.6x      2.8x      2.8x
  Average balance of
   merchandise held for
   disposition per average
   location in operation           $145      $135      $150      $141
  Ending balance of
   merchandise held for
   disposition per location in
   operation                       $151      $139      $151      $139
  Pawnshop locations in
   operation --
    Beginning of period, owned      458       441       456       441
     Acquired                        --         2         2         2
     Start-ups                       --         2         1         3
     Combined or closed              (1)       --        (2)       (1)
                               --------- --------- ---------- --------
    End of period, owned            457       445       457       445
    Franchise locations at end
     of period                       10        11        10        11
                               --------- --------- ---------- --------
    Total pawnshop locations
     at end of period               467       456       467       456
                               ========= ========= ========== ========
    Average number of owned
     pawnshop locations             458       444       457       442
                               ========= ========= ========== ========

 Cash advances
  Total amount of cash
   advances written (a)         $65,734   $68,191  $124,746  $124,931
  Number of cash advances
   written (not in thousands)
   (a)                          168,377   209,342   319,504   379,920
  Average amount per cash
   advance (not in thousands)
   (a)                             $390      $326      $390      $329
  Combined cash advances
   outstanding (a)              $17,742   $20,279   $17,742   $20,279
  Cash advances outstanding
   per location at end of
   period (a)                       $43       $47       $43       $47
  Cash advances outstanding
   before allowance for losses
   (b)                           $7,585   $13,193    $7,585   $13,193
  Locations offering cash
   advances at end of period        415       429       415       429
                               ========= ========= ========== ========
  Average number of locations
   offering cash advances           427       428       430       427
                               ========= ========= ========== ========

CASH ADVANCE OPERATIONS (c):
 Total amount of cash advances
  written (a)                  $177,004  $156,150  $331,922  $278,235
 Number of cash advances
  written (not in thousands)
  (a)                           478,884   434,911   890,887   785,461
 Average amount per cash
  advance (not in thousands)
  (a)                              $370      $359      $373      $354
 Combined cash advances
  outstanding (a)               $45,940   $42,520   $45,940   $42,520
 Cash advances outstanding per
  location at end of period
  (a)                              $158      $157      $158      $157
 Cash advances outstanding
  before allowance for losses
  (b)                           $38,961   $37,269   $38,961   $37,269
 Cash advance locations in
  operation --
  Beginning of period               286       264       286       253
    Acquired                         --         1        --         1
    Start-ups                         5         6         8        19
    Combined or closed               --        --        (3)       (2)
                               --------- --------- ---------- --------
  End of period                     291       271       291       271
                               ========= ========= ========== ========
  Average number of cash
   advance locations                287       267       288       262
                               ========= ========= ========== ========



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                    FINANCIAL AND OPERATING DATA (Continued)
                     ($ in thousands unless noted otherwise)

                               Three Months Ended  Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

CHECK CASHING OPERATIONS (Mr.
 Payroll Corp.) (d)
 Face amount of checks cashed  $310,412  $277,595  $686,592  $614,623
 Gross fees collected            $4,280    $3,756    $9,950    $8,770
 Fees as a percentage of
  checks cashed                     1.4%      1.4%      1.4%      1.4%
 Average check cashed (not in
  thousands)                       $397      $367      $437      $393
 Centers in operation at end
  of period                         138       136       138       136
                               ========= ========= ========= =========
 Average number of check
  cashing centers                   139       135       139       135
                               ========= ========= ========= =========

-----------------------------

(a) Includes cash advances made by the Company and cash advances made by third-party lenders offered at the Company's locations.
(b) Amounts recorded in the Company's consolidated financial statements.
(c) Includes only cash advance locations.
(d) Includes franchised and company-owned locations.



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED CASH ADVANCES OUTSTANDING
                                 (in thousands)

                                                         June 30,
                                                     -----------------
                                                      2006     2005
                                                     -------- --------

Originated by the Company
 Active cash advances and fees receivable            $32,016  $30,220
 Cash advances and fees in collection                  7,615    6,840
                                                     -------- --------

   Total originated by the Company                    39,631   37,060
                                                     -------- --------

Originated by third-party lenders
 Active cash advances and fees receivable             18,143   19,531
 Cash advances and fees in collection                  5,908    6,208
                                                     -------- --------

   Total originated by third-party lenders            24,051   25,739
                                                     -------- --------

Combined gross portfolio                              63,682   62,799
 Less:  Elimination of cash advances owned by third-
  party lenders                                       17,136   11,466
 Less:  Discount on cash advances assigned by third-
  party banks                                             --      871
                                                     -------- --------

Company-owned cash advances and fees receivable,
 gross                                                46,546   50,462
 Less:  Allowance for losses                           7,541    7,720
                                                     -------- --------

Cash advances and fees receivable, net               $39,005  $42,742
                                                     ======== ========


                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------- -----------------
                                   2006      2005     2006     2005
                                 ---------- -------- -------- --------

Allowance for company-owned cash
 advances

 Balance at beginning of period     $3,541   $3,096   $6,309   $4,358
  Cash advance loss provision       10,512   10,457   15,218   16,138
  Charge-offs                       (8,612)  (7,861) (19,657) (17,701)
  Recoveries                         2,100    2,028    5,671    4,925
                                 ---------- -------- -------- --------

 Balance at end of period           $7,541   $7,720   $7,541   $7,720
                                 ========== ======== ======== ========

Accrual for third-party lender-
 owned cash advances

 Balance at beginning of period       $605     $295     $874     $342
  Increase in loss provision           286      312       17      265
                                 ---------- -------- -------- --------

 Balance at end of period             $891     $607     $891     $607
                                 ========== ======== ======== ========

Combined statistics
 Combined cash advance loss
  provision                        $10,798  $10,769  $15,235  $16,403
                                 ========== ======== ======== ========
 Combined cash advance loss
  provision as a % of combined
  cash advances written                4.5%     4.8%     3.3%     4.1%
                                 ========== ======== ======== ========
 Charge-offs (net of recoveries)
  as a % of combined cash
  advances written                     2.7%     2.6%     3.1%     3.2%
                                 ========== ======== ======== ========
 Combined allowance for losses
  and accrued third-party
  lenders losses as a % of
  combined gross portfolio            13.2%    13.3%    13.2%    13.3%
                                 ========== ======== ======== ========



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                    THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

                                 Pawn     Cash     Check
                               Lending   Advance  Cashing Consolidated
                              --------- --------- ------- ------------

Three Months Ended June 30,
 2006:
-----------------------------

Revenue
 Finance and service charges   $34,588       $--     $--      $34,588
 Proceeds from disposition of
  merchandise                   72,917        --      --       72,917
 Cash advance fees              10,282    29,113      --       39,395
 Check cashing royalties and
  fees                              --     1,834     873        2,707
                              --------- --------- ------- ------------

Total revenue                  117,787    30,947     873      149,607

Cost of revenue -- disposed
 merchandise                    42,886        --      --       42,886
                              --------- --------- ------- ------------

Net revenue                     74,901    30,947     873      106,721
                              --------- --------- ------- ------------

Expenses
 Operations                     44,799    14,523     320       59,642
 Cash advance loss provision     3,724     7,074      --       10,798
 Administration                  7,441     4,686     568       12,695
 Depreciation and
  amortization                   4,478     1,936      89        6,503
                              --------- --------- ------- ------------

Total expenses                  60,442    28,219     977       89,638
                              --------- --------- ------- ------------

Income (loss) from operations  $14,459    $2,728   $(104)     $17,083
                              ========= ========= ======= ============

As of June 30, 2006:
-----------------------------

Total assets                  $489,686  $114,546  $7,426     $611,658
                              ========= ========= ======= ============

Three Months Ended June 30,
 2005:
-----------------------------

Revenue
 Finance and service charges   $32,577       $--     $--      $32,577
 Proceeds from disposition of
  merchandise                   65,333        --      --       65,333
 Cash advance fees              10,050    23,326      --       33,376
 Check cashing royalties and
  fees                              --     1,440     843        2,283
                              --------- --------- ------- ------------

Total revenue                  107,960    24,766     843      133,569

Cost of revenue - disposed
 merchandise                    38,939        --      --       38,939
                              --------- --------- ------- ------------

Net revenue                     69,021    24,766     843       94,630
                              --------- --------- ------- ------------

Expenses
 Operations                     40,998    12,703     326       54,027
 Cash advance loss provision     4,075     6,694      --       10,769
 Administration                  6,268     4,047     289       10,604
 Depreciation and
  amortization                   3,817     1,777      80        5,674
                              ------------------ ------- ------------

Total expenses                  55,158    25,221     695       81,074
                              --------- --------- ------- ------------

Income (loss) from operations  $13,863     $(455)   $148      $13,556
                              ========= ========= ======= ============

As of June 30, 2005:
-----------------------------

Total assets                  $450,362  $111,683  $6,819     $568,864
                              ========= ========= ======= ============

Note: To more accurately estimate the administrative expenses associated with each operating segment, the Company began in the second quarter of 2006 to allocate its aggregate administrative expenses on a different basis. Management believes that the current methodology creates a more balanced allocation among the segments based on the time, resources and activities associated with the administrative activities of each operating segment. All prior periods have been revised to reflect this change in the allocation of administrative burden. There is no change to the consolidated performance of the Company for any period. There are no other changes to the segment results other than to the administrative expense allocation.

----------------------------------------------------------------------


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                     SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                                 (in thousands)

                                  Pawn     Cash    Check
                                Lending  Advance  Cashing Consolidated
                                -------- -------- ------- ------------

Six Months Ended June 30, 2006:
-------------------------------

Revenue
 Finance and service charges    $69,643      $--     $--      $69,643
 Proceeds from disposition of
  merchandise                   160,391       --      --      160,391
 Cash advance fees               19,930   54,904      --       74,834
 Check cashing royalties and
  fees                               --    5,333   2,024        7,357
                                -------- -------- ------- ------------

Total revenue                   249,964   60,237   2,024      312,225

Cost of revenue -- disposed
 merchandise                     95,628       --      --       95,628
                                -------- -------- ------- ------------

Net revenue                     154,336   60,237   2,024      216,597
                                -------- -------- ------- ------------

Expenses
 Operations                      89,016   29,245     654      118,915
 Cash advance loss provision      5,607    9,628      --       15,235
 Administration                  15,574    9,754     881       26,209
 Depreciation and amortization    8,820    3,866     170       12,856
                                -------- -------- ------- ------------

Total expenses                  119,017   52,493   1,705      173,215
                                -------- -------- ------- ------------

Income from operations          $35,319   $7,744    $319      $43,382
                                ======== ======== ======= ============

Six Months Ended June 30, 2005:
-------------------------------

Revenue
 Finance and service charges    $66,496      $--     $--      $66,496
 Proceeds from disposition of
  merchandise                   144,074       --      --      144,074
 Cash advance fees               19,030   42,656      --       61,686
 Check cashing royalties and
  fees                               --    4,328   1,974        6,302
                                -------- -------- ------- ------------

Total revenue                   229,600   46,984   1,974      278,558

Cost of revenue -- disposed
 merchandise                     86,894       --      --       86,894
                                -------- -------- ------- ------------

Net revenue                     142,706   46,984   1,974      191,664
                                -------- -------- ------- ------------

Expenses
 Operations                      81,916   25,076     708      107,700
 Cash advance loss provision      6,268   10,135      --       16,403
 Administration                  12,916    8,024     573       21,513
 Depreciation and amortization    7,609    3,468     163       11,240
                                -------- -------- ------- ------------

Total expenses                  108,709   46,703   1,444      156,856
                                -------- -------- ------- ------------

Income from operations          $33,997     $281    $530      $34,808
                                ======== ======== ======= ============

See Note above regarding the revised methodology of allocating the aggregate administrative expenses to the operating segments.



    CONTACT: Cash America International, Inc.
             Thomas A. Bessant, Jr., 817-335-1100